SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                     ----------------------------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               June 12, 2001
              Date of report (date of earliest event reported)


                           QUADRAMED CORPORATION
             (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-21031                   52-1992861

     (State or Other          (Commission File Number)        (IRS Employer
       Jurisdiction                                        Identification No.)
    of Incorporation)


               22 Pelican Way, San Rafael, California, 94901
               ---------------------------------------------
                  (Address of Principal Executive Offices)


                               (415) 482-2100
                               --------------
            (Registrant's telephone number, including area code)




ITEM 5.  Other Events.

         On June 12, 2001, QuadraMed Corporation issued the following press release announcing, among other things, its projected revenues and earnings for 2001, the establishment of a stock repurchase program and recent development initiatives for its Affinity and Coding products. A copy of the press release announcing the items described above is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  Exhibits.

         Exhibit No.         Description

              99.1           Press Release dated June 12, 2001 of QuadraMed
                             Corporation.



                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2001                     By: /s/ Michael H. Lanza
                                            ----------------------------
                                        Name:  Michael H. Lanza
                                        Title: Executive Vice President and
                                               Corporate Secretary